Exhibit 10-6



                                    AGREEMENT

         AGREEMENT, dated this 1st day of July 1997, between WVS Financial Corp. (the "Corporation"), a Pennsylvania-chartered corporation, West View Savings Bank (the "Savings Bank"), a Pennsylvania-chartered savings bank and a wholly-owned subsidiary of the Corporation, and Robert C. Sinewe (the "Executive").

                                   WITNESSETH

         WHEREAS, the Executive is presently an officer of the Corporation and/or the Savings Bank (together the "Employers"); and

         WHEREAS, the Employers desire to be ensured of the Executive's continued active participation in the business of the Employers; and

         WHEREAS, in order to induce the Executive to remain in the employ of the Employers and in consideration of the Executive's agreeing to remain in the employ of the Employers, the parties desire to specify the severance benefits which shall be due the Executive in the event that his employment with the Employers is terminated under specified circumstances;

         NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereby agree as follows:

         1. Definitions. The following words and terms shall have the meanings set forth below for the purposes of this Agreement:

         (a) Base  Salary.  "Base  Salary"  shall have the  meaning set forth in
Section 3(a) hereof.

         (b) Cause. Termination of the Executive's employment for "Cause" shall mean termination because of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order or material breach of any provision of the Agreement. For purposes of this paragraph, no act or failure to act on the Executive's part shall be considered "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Employers.

         (c) Change in Control of the Corporation. "Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") or any successor thereto, whether or not the Corporation is registered under Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

         (d) Code. "Code" shall mean the Internal Revenue code of 1986, as amended.

         (e) Date of Termination. "Date of Termination" shall mean (i) if the Executive's employment is terminated for Cause or for Disability, the date specified in the Notice of Termination, and (ii) if the Executive's employment is terminated for any other reason, the date on which a Notice of Termination is given or as specified in such Notice.

         (f) Disability. Termination by the Employers of the Executive's employment based on "Disability" shall mean termination because of any physical or mental impairment which qualifies the Executive for disability benefits under the applicable long-term disability plan maintained by the Employers or any subsidiary or, if no such plan applies, which would qualify the Executive for disability benefits under the Federal Social Security System.

         (g) Good Reason. Termination by the Executive of the Executive's employment for "Good Reason" shall mean termination by the Executive following a Change in Control of the Corporation based on:

                  (i) Without the Executive's express written consent, the failure to elect or to re-elect or to appoint or to re-appoint the Executive to the offices of President and Chief Executive Officer of the Employers or a material adverse change made by the Employers in the Executive's functions, duties or responsibilities as President and Chief Executive Officer of the Employers immediately prior to a Change in Control of the Corporation;


                  (ii) Without the Executive's express written consent, a reduction by the Employers in the Executive's Base Salary as the same may be increased from time to time or, except to the extent permitted by Section 3(b) hereof, a reduction in the package of fringe benefits provided to the Executive, taken as a whole;

                  (iii) The principal executive office of the Employers is relocated outside of the Pittsburgh, Pennsylvania, area or, without the Executive's express written consent, the Employers require the Executive to be based anywhere other that an area in which the Employers' principal executive office is located, except for required travel on business of the Employers to an extent substantially consistent with the Executive's present business travel obligations;

                  (iv) Any purported termination of the Executive's employment for Cause, Disability or Retirement which is not effected pursuant to a Notice of Termination satisfying the requirements of paragraph (j) below; or

                  (v) The failure by the Employers to obtain the assumption of and agreement to perform this Agreement by any successor as contemplated in
Section 9 hereof.

         (h) IRS. IRS shall mean the Internal Revenue Service.

         (i) Notice of Termination. Any purported termination of the Executive's employment by the Employers for any reason, including without limitation for Cause, Disability, or Retirement , or by the Executive for any reason, including without limitation for Good Reason, shall be communicated by written "Notice of Termination" to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a dated notice which (i) indicates the specific termination provision in the Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated, (iii) specifies a Date of Termination, which shall be not less than thirty (30) nor more than ninety (90) days after such Notice of Termination is given, except in the case of the Employers termination of Executive's employment for Cause; and
(iv) is given in the manner specified in Section 10 hereof.

         (j) Parachute Payment. The term "Parachute Payment" has the meaning as set forth in Section 280G of the Code and applicable Treasury regulations (without regard to Section 280(b)(2)(A)(ii) of the Code and the Treasury regulations thereunder).

         (k) Retirement. Termination by the Employers of the Executive's employment based on "Retirement" shall mean voluntary termination by the Employee in accordance with the Employers' retirement policies, including early retirement, generally applicable to their salaried employees.

         2. Term of Employment.

         (a) The Employers hereby employ the Executive as President and Chief Executive Officer and Executive hereby accepts said employment and agrees to render such services to the Employers on the terms and conditions set forth in this Agreement. The term of employment under this Agreement shall be for three years, commencing on the date of this Agreement and, subject to the requirements of the succeeding sentence, shall be deemed automatically, without further action, to extend for an additional year on each annual anniversary of the date of this Agreement such that at any time the remaining term of this Agreement shall be from two to three years. Prior to the first annual anniversary of the date of this Agreement and each annual anniversary thereafter, the Board of Directors of the Employers shall consider and review (with appropriate corporate documentation thereof, and after taking into account all relevant factors, including the Executive's performance hereunder) extension of the term under this Agreement, and the term shall continue to extend in the manner set forth above unless either the Board of Directors does not approve such extension and provides written notice to the Executive of such event or the Executive gives written notice to the Employers of the Executive's election not to extend the term, in each case with such written notice to be given not less than thirty
(30) days prior to any such anniversary date. References herein to the term of this Agreement shall refer both to the initial term and successive terms.

         (b) During the term of this Agreement, the Executive shall perform such executive services for the Employers as may be consistent with his titles and from time to time assigned to him by the Employers' Board of Directors.

         3. Compensation and Benefits.

         (a) The Employers shall compensate and pay Executive for his services during the term of this Agreement at a minimum base salary of $140,400 per year ("Base Salary"), which may be increased from time to time in such amounts as may be determined by the Board of Directors of the Employers and may not be decreased without the Executive's express written consent. In addition to his Base Salary, the Executive shall be entitled to receive during the term of this Agreement such bonus payments as may be determined by the Board of Directors of the Employers.

         (b) During the term of the Agreement, Executive shall be entitled to participate in and receive the benefits of any pension or other retirement benefit plan, profit sharing, stock option, employee stock ownership, or other plans, benefits and privileges given to employees and executives of the Employers, to the extent commensurate with his then duties and responsibilities, as fixed by the Board of Directors of the Employers. The Employers shall not make any changes in such plans, benefits or privileges which would adversely affect Executive's rights or benefits thereunder, unless such change occurs pursuant to a program applicable to all executive officers of the Employers and does not result in a proportionately greater adverse change in the rights of or benefits to Executive as compared with any other executive officer of the Employers. Nothing paid to Executive under any plan or arrangement presently in effect or made available in the future shall be deemed to be in lieu of the salary payable to Executive pursuant to Section 3(a) hereof.

         (c) During the term of this Agreement, Executive shall be entitled to paid annual vacation in accordance with the policies as established from time to time by the Board of Directors of the Employers, which shall in no event be less than five weeks per annum. Executive shall not be entitled to receive any additional compensation from the Employers for failure to take a vacation, nor shall Executive be able to accumulate unused vacation time from one year to the next, except to the extent authorized by the Board of Directors of the Employers.

         4. Expenses. The Employers shall reimburse Executive or otherwise provide for or pay for all reasonable expenses incurred by Executive in furtherance of, or in connection with the business of the Employers, including, but not by way of limitation, automobile and traveling expenses, and all reasonable entertainment expenses (whether incurred at the Executive's residence, while traveling or otherwise), subject to such reasonable documentation and other limitations as may be established by the Board of Directors of the Employers. If such expenses are paid in the first instance by Executive, the Employers shall reimburse the Executive therefor.

         5.       Termination.

         (a) The Employers shall have the right, at any time upon prior Notice of Termination, to terminate the Executive's employment hereunder for any reason, including without limitation termination for Cause, Disability or Retirement, and Executive shall have the right, upon prior Notice of Termination, to terminate his employment hereunder for any reason.

         (b) In the event (i) Executive's employment is terminated by the Employers for Cause, Disability or Retirement or in the event of the Executive's death, or (ii) Executive terminates his employment hereunder other than for Good Reason, Executive shall have no right pursuant to this Agreement to compensation or other benefits for any period after the applicable Date of Termination.

         (c) In the event that (i) Executive's employment is terminated by the Employers for other than Cause, Disability, Retirement or the Executive's death or (ii) such employment is terminated by the Executive (a) due to a material breach of this Agreement by the Employers, which breach has not been cured within fifteen (15) days after a written notice of non-compliance has been given by the Executive to the Employers, or (b) for Good Reason, then the Employers shall, subject to the provisions of Section 6 hereof, if applicable

         (A) pay to the Executive, in thirty-six (36) equal monthly installments beginning with the first business day of the month following the Date of Termination, a cash severance amount equal to three (3) times the Executive's Base Salary, and

         (B) maintain and provide for a period ending at the earlier of (i) the expiration of the remaining term of employment pursuant hereto prior to the Notice of Termination or (ii) the date of the Executive's full-time employment by another employer (provided that the Executive is entitled under the terms of such employment to benefits substantially similar to those described in this subparagraph (B)), at no cost to the Executive, the Executive's continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which the Executive was entitled to participate immediately prior to the Date of Termination (other than stock option and restricted stock plans of the Employers), provided that in the event that the Executive's participation in any plan, program or arrangement as provided in this subparagraph (B) is barred, or during such period any such plan, program or arrangement is discontinued or the benefits thereunder are materially reduced, the Employers shall arrange to provide the Executive with benefits substantially similar to those which the Executive was entitled to receive under such plans, programs and arrangements immediately prior to the Date of Termination.

         (d) If the Executive becomes liable, in any taxable year, for the payment of an excise tax under Section 4999 of the Code on account of any payments to the Executive pursuant to this Section 5, and the Employers chose not to contest the liability or have exhausted all administrative and judicial appeals contesting the liability, the Employers shall pay the Executive (i) an amount equal to the excise tax for which the Executive is liable under Section 4999 of the Code, (ii) the federal, state, and local income taxes, and interest if any, for which the Executive is liable on account of the payments pursuant to item (i), and (ii) any additional excise tax under Section 4999 of the Code and any federal, state and local income taxes, for which the Executive is liable on account of payments made pursuant to items (i) and (ii).

         (e) This subsection 5(e) applies if the amount of payments to the Executive under subsection 5(d) has not been determined with finality by the exhaustion of administrative and judicial appeals. In such circumstances, the Employers and the Executive shall, as soon as practicable after the event or series of events has occurred giving rise to the imposition of the excise tax, cooperate in determining the amount of the Executive's excise tax liability for purposes of paying the estimated tax. The Executive shall thereafter furnish to the Employers or their successors a copy of each tax return which reflects a liability for an excise tax under Section 4999 of the Code at least 20 days before the date on which such return is required to be filed with the IRS. The liability reflected on such return shall be dispositive for the purposes hereof unless, within 15 days after such notice is given, the Employers furnish the Executive with a letter of the auditors or tax advisor selected by the Employers indicating a different liability or that the matter is not free from doubt under the applicable laws and regulations and the Executive may, in such auditor's or advisor's opinion, cogently take a different position, which shall be set forth in the letter with respect to the payments in question. Such letter shall be addressed to the Executive and state that he is entitled to rely thereon. If the Employers furnish such a letter to the Executive, the position reflected in such letter shall be dispositive for purposes of this Agreement, except as provided in subsection 5(f) below.

         (f) Notwithstanding anything in this Agreement to the contrary, if the Executive's liability for the excise tax under Section 4999 of the Code for a taxable year is subsequently determined to be less than the amount paid by the Employers pursuant to subsection 5(e), the Executive shall repay the Employers at the time that the amount of such excise tax liability is finally determined, the portion of such income and excise tax payments attributable to the reduction (plus interest on the amount of such repayment at the rate provided on Section 1274(b)(2)(B) of the Code and if the Executive's liability for the excise tax under Section 4999 of the Code for a taxable year is subsequently determined to exceed the amount paid by the Employers pursuant to Section 5, the Employers shall make an additional payment of income and excise taxes in the amount of such excess, as well as the amount of any penalty and interest assessed with respect thereto at the time that the amount of such excess and any penalty and interest is finally determined.



         6. Mitigation; Exclusivity of Benefits.

         (a) The Executive shall not be required to mitigate the amount of any benefits hereunder by seeking other employment or otherwise, nor shall the amount of any such benefits be reduced by any compensation earned by the Executive as a result of employment by another employer after the Date of Termination or otherwise.

         (b) The specific arrangements referred to herein are not intended to exclude any other benefits which may be available to the Executive upon a termination of employment with the Employers pursuant to employee benefit plans of the Employers or otherwise.

         7. Withholding. All payments required to be made by the Employers hereunder to the Executive shall be subject to the withholding of such amounts, if any, relating to tax and other payroll deductions as the Employers may reasonably determine should be withheld pursuant to any applicable law or regulation.

         8. Assignability. The Employers may assign this Agreement and its rights and obligations hereunder in whole, but not in part, to any corporation, bank or other entity with or into which the Employers may hereafter merge or consolidate or to which the Employers may transfer all or substantially all of its assets, if in any such case said corporation, bank or other entity shall by operation of law or expressly in writing assume all obligations of the Employers hereunder as fully as if it had been originally made a party hereto, but may not otherwise assign this Agreement or its rights and obligations hereunder. The Executive may not assign or transfer this Agreement or any rights or obligations hereunder.

         9. Notice. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below:

         To the Employers: WVS Financial Corp.
                           West View Savings Bank
                           9001 Perry Highway
                           Pittsburgh,  Pennsylvania  15237


         To the Executive: Robert C. Sinewe
                           210 Crescent Ct.
                           Cranberry Twp., Pennsylvania   16066

         10. Amendment; Waiver. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and such officer or officers as may be specifically designated by the Board of Directors of the Employers to sign on its behalf. No waiver by any party hereto at any time of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

         11. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the United States where applicable and otherwise by the substantive laws of the Commonwealth of Pennsylvania.

         12. Nature of Obligations. Nothing contained herein shall create or require the Employers to create a trust of any kind to fund any benefits which may be payable hereunder, and to the extent that the Executive acquires a right to receive benefits from the Employers hereunder, such right shall be no greater than the right of any unsecured general creditor of the Employers.

         13. Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

         15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         16. Regulatory Prohibition. Notwithstanding any other provision of this Agreement to the contrary, any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with Section 18(k) of the FDIA (12 U.S.C.ss.1828(k)) and any regulations promulgated thereunder.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.


Attest:                                              WVS FINANCIAL CORP. INC.



/s/ William J. Hoegel                       By:  /s/ Margaret VonDerau
--------------------------------                 -------------------------------
                                                 Margaret VonDerau, Senior
                                                    Vice President and Corporate
                                                    Secretary


Attest:                                              WEST VIEW SAVINGS BANK




/s/ William J. Hoegel                       By:  /s/ Margaret VonDerau
--------------------------------                 -------------------------------
                                                 Margaret VonDerau, Senior
                                                   Vice President and Corporate
                                                   Secretary




                                            By:  /s/ Robert C. Sinewe
                                                 -------------------------------
                                                 Robert C. Sinewe

                                    AGREEMENT

         AGREEMENT, dated this 1st day of July 1997, between WVS Financial Corp. (the "Corporation"), a Pennsylvania-chartered corporation, West View Savings Bank (the "Savings Bank"), a Pennsylvania-chartered savings bank and a wholly-owned subsidiary of the Corporation, and Margaret VonDerau (the "Executive").

                                   WITNESSETH

         WHEREAS, the Executive is presently an officer of the Corporation and/or the Savings Bank (together the "Employers"); and

         WHEREAS, the Employers desire to be ensured of the Executive's continued active participation in the business of the Employers; and

         WHEREAS, in order to induce the Executive to remain in the employ of the Employers and in consideration of the Executive's agreeing to remain in the employ of the Employers, the parties desire to specify the severance benefits which shall be due the Executive in the event that his employment with the Employers is terminated under specified circumstances;

         NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereby agree as follows:

         1. Definitions. The following words and terms shall have the meanings set forth below for the purposes of this Agreement:

         (a) Base  Salary.  "Base  Salary"  shall have the  meaning set forth in
Section 3(a) hereof.

         (b) Cause. Termination of the Executive's employment for "Cause" shall mean termination because of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order or material breach of any provision of the Agreement. For purposes of this paragraph, no act or failure to act on the Executive's part shall be considered "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Employers.

         (c) Change in Control of the Corporation. "Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") or any successor thereto, whether or not the Corporation is registered under Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

         (d) Code. "Code" shall mean the Internal Revenue code of 1986, as amended.

         (e) Date of Termination. "Date of Termination" shall mean (i) if the Executive's employment is terminated for Cause or for Disability, the date specified in the Notice of Termination, and (ii) if the Executive's employment is terminated for any other reason, the date on which a Notice of Termination is given or as specified in such Notice.

         (f) Disability. Termination by the Employers of the Executive's employment based on "Disability" shall mean termination because of any physical or mental impairment which qualifies the Executive for disability benefits under the applicable long-term disability plan maintained by the Employers or any subsidiary or, if no such plan applies, which would qualify the Executive for disability benefits under the Federal Social Security System.

         (g) Good Reason. Termination by the Executive of the Executive's employment for "Good Reason" shall mean termination by the Executive following a Change in Control of the Corporation based on:

                  (i) Without the Executive's express written consent, the failure to elect or to re-elect or to appoint or to re-appoint the Executive to the offices of Senior Vice President and Corporate Secretary of the Employers or a material adverse change made by the Employers in the Executive's functions, duties or responsibilities as Senior Vice President and Corporate Secretary of the Employers immediately prior to a Change in Control of the Corporation;


                  (ii) Without the Executive's express written consent, a reduction by the Employers in the Executive's Base Salary as the same may be increased from time to time or, except to the extent permitted by Section 3(b) hereof, a reduction in the package of fringe benefits provided to the Executive, taken as a whole;

                  (iii) The principal executive office of the Employers is relocated outside of the Pittsburgh, Pennsylvania, area or, without the Executive's express written consent, the Employers require the Executive to be based anywhere other that an area in which the Employers' principal executive office is located, except for required travel on business of the Employers to an extent substantially consistent with the Executive's present business travel obligations;

                  (iv) Any purported termination of the Executive's employment for Cause, Disability or Retirement which is not effected pursuant to a Notice of Termination satisfying the requirements of paragraph (j) below; or

                  (v) The failure by the Employers to obtain the assumption of and agreement to perform this Agreement by any successor as contemplated in
Section 9 hereof.

         (h) IRS. IRS shall mean the Internal Revenue Service.

         (i) Notice of Termination. Any purported termination of the Executive's employment by the Employers for any reason, including without limitation for Cause, Disability, or Retirement , or by the Executive for any reason, including without limitation for Good Reason, shall be communicated by written "Notice of Termination" to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a dated notice which (i) indicates the specific termination provision in the Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated, (iii) specifies a Date of Termination, which shall be not less than thirty (30) nor more than ninety (90) days after such Notice of Termination is given, except in the case of the Employers termination of Executive's employment for Cause; and
(iv) is given in the manner specified in Section 10 hereof.

         (j) Parachute Payment. The term "Parachute Payment" has the meaning as set forth in Section 280G of the Code and applicable Treasury regulations (without regard to Section 280(b)(2)(A)(ii) of the Code and the Treasury regulations thereunder).

         (k) Retirement. Termination by the Employers of the Executive's employment based on "Retirement" shall mean voluntary termination by the Employee in accordance with the Employers' retirement policies, including early retirement, generally applicable to their salaried employees.

         2. Term of Employment.

         (a) The Employers hereby employ the Executive as Senior Vice President and Corporate Secretary and Executive hereby accepts said employment and agrees to render such services to the Employers on the terms and conditions set forth in this Agreement. The term of employment under this Agreement shall be for three years, commencing on the date of this Agreement and, subject to the requirements of the succeeding sentence, shall be deemed automatically, without further action, to extend for an additional year on each annual anniversary of the date of this Agreement such that at any time the remaining term of this Agreement shall be from two to three years. Prior to the first annual
anniversary  of  the  date  of  this  Agreement  and  each  annual   anniversary
thereafter, the Board of Directors of the Employers shall consider and review (with appropriate corporate documentation thereof, and after taking into account all relevant factors, including the Executive's performance hereunder) extension of the term under this Agreement, and the term shall continue to extend in the manner set forth above unless either the Board of Directors does not approve such extension and provides written notice to the Executive of such event or the Executive gives written notice to the Employers of the Executive's election not to extend the term, in each case with such written notice to be given not less than thirty (30) days prior to any such anniversary date. References herein to the term of this Agreement shall refer both to the initial term and successive terms.

         (b) During the term of this Agreement, the Executive shall perform such executive services for the Employers as may be consistent with his titles and from time to time assigned to him by the Employers' Board of Directors.

         3. Compensation and Benefits.

         (a) The Employers shall compensate and pay Executive for his services during the term of this Agreement at a minimum base salary of $106,800 per year ("Base Salary"), which may be increased from time to time in such amounts as may be determined by the Board of Directors of the Employers and may not be decreased without the Executive's express written consent. In addition to his Base Salary, the Executive shall be entitled to receive during the term of this Agreement such bonus payments as may be determined by the Board of Directors of the Employers.

         (b) During the term of the Agreement, Executive shall be entitled to participate in and receive the benefits of any pension or other retirement benefit plan, profit sharing, stock option, employee stock ownership, or other plans, benefits and privileges given to employees and executives of the Employers, to the extent commensurate with his then duties and responsibilities, as fixed by the Board of Directors of the Employers. The Employers shall not make any changes in such plans, benefits or privileges which would adversely affect Executive's rights or benefits thereunder, unless such change occurs pursuant to a program applicable to all executive officers of the Employers and does not result in a proportionately greater adverse change in the rights of or benefits to Executive as compared with any other executive officer of the Employers. Nothing paid to Executive under any plan or arrangement presently in effect or made available in the future shall be deemed to be in lieu of the salary payable to Executive pursuant to Section 3(a) hereof.

         (c) During the term of this Agreement, Executive shall be entitled to paid annual vacation in accordance with the policies as established from time to time by the Board of Directors of the Employers, which shall in no event be less than five weeks per annum. Executive shall not be entitled to receive any additional compensation from the Employers for failure to take a vacation, nor shall Executive be able to accumulate unused vacation time from one year to the next, except to the extent authorized by the Board of Directors of the Employers.

         4. Expenses. The Employers shall reimburse Executive or otherwise provide for or pay for all reasonable expenses incurred by Executive in furtherance of, or in connection with the business of the Employers, including, but not by way of limitation, automobile and traveling expenses, and all reasonable entertainment expenses (whether incurred at the Executive's residence, while traveling or otherwise), subject to such reasonable documentation and other limitations as may be established by the Board of Directors of the Employers. If such expenses are paid in the first instance by Executive, the Employers shall reimburse the Executive therefor.

         5. Termination.

         (a) The Employers shall have the right, at any time upon prior Notice of Termination, to terminate the Executive's employment hereunder for any reason, including without limitation termination for Cause, Disability or Retirement, and Executive shall have the right, upon prior Notice of Termination, to terminate his employment hereunder for any reason.

         (b) In the event (i) Executive's employment is terminated by the Employers for Cause, Disability or Retirement or in the event of the Executive's death, or (ii) Executive terminates his employment hereunder other than for Good Reason, Executive shall have no right pursuant to this Agreement to compensation or other benefits for any period after the applicable Date of Termination.

         (c) In the event that (i) Executive's employment is terminated by the Employers for other than Cause, Disability, Retirement or the Executive's death or (ii) such employment is terminated by the Executive (a) due to a material breach of this Agreement by the Employers, which breach has not been cured within fifteen (15) days after a written notice of non-compliance has been given by the Executive to the Employers, or (b) for Good Reason, then the Employers shall, subject to the provisions of Section 6 hereof, if applicable

         (A) pay to the Executive, in thirty-six (36) equal monthly installments beginning with the first business day of the month following the Date of Termination, a cash severance amount equal to three (3) times the Executive's Base Salary, and

         (B) maintain and provide for a period ending at the earlier of (i) the expiration of the remaining term of employment pursuant hereto prior to the Notice of Termination or (ii) the date of the Executive's full-time employment by another employer (provided that the Executive is entitled under the terms of such employment to benefits substantially similar to those described in this subparagraph (B)), at no cost to the Executive, the Executive's continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which the Executive was entitled to participate immediately prior to the Date of Termination (other than stock option and restricted stock plans of the Employers), provided that in the event that the Executive's participation in any plan, program or arrangement as provided in this subparagraph (B) is barred, or during such period any such plan, program or arrangement is discontinued or the benefits thereunder are materially reduced, the Employers shall arrange to provide the Executive with benefits substantially similar to those which the Executive was entitled to receive under such plans, programs and arrangements immediately prior to the Date of Termination.

         (d) If the Executive becomes liable, in any taxable year, for the payment of an excise tax under Section 4999 of the Code on account of any payments to the Executive pursuant to this Section 5, and the Employers chose not to contest the liability or have exhausted all administrative and judicial appeals contesting the liability, the Employers shall pay the Executive (i) an amount equal to the excise tax for which the Executive is liable under Section 4999 of the Code, (ii) the federal, state, and local income taxes, and interest if any, for which the Executive is liable on account of the payments pursuant to item (i), and (ii) any additional excise tax under Section 4999 of the Code and any federal, state and local income taxes, for which the Executive is liable on account of payments made pursuant to items (i) and (ii).

         (e) This subsection 5(e) applies if the amount of payments to the Executive under subsection 5(d) has not been determined with finality by the exhaustion of administrative and judicial appeals. In such circumstances, the Employers and the Executive shall, as soon as practicable after the event or series of events has occurred giving rise to the imposition of the excise tax, cooperate in determining the amount of the Executive's excise tax liability for purposes of paying the estimated tax. The Executive shall thereafter furnish to the Employers or their successors a copy of each tax return which reflects a liability for an excise tax under Section 4999 of the Code at least 20 days before the date on which such return is required to be filed with the IRS. The liability reflected on such return shall be dispositive for the purposes hereof unless, within 15 days after such notice is given, the Employers furnish the Executive with a letter of the auditors or tax advisor selected by the Employers indicating a different liability or that the matter is not free from doubt under the applicable laws and regulations and the Executive may, in such auditor's or advisor's opinion, cogently take a different position, which shall be set forth in the letter with respect to the payments in question. Such letter shall be addressed to the Executive and state that he is entitled to rely thereon. If the Employers furnish such a letter to the Executive, the position reflected in such letter shall be dispositive for purposes of this Agreement, except as provided in subsection 5(f) below.

         (f) Notwithstanding anything in this Agreement to the contrary, if the Executive's liability for the excise tax under Section 4999 of the Code for a taxable year is subsequently determined to be less than the amount paid by the Employers pursuant to subsection 5(e), the Executive shall repay the Employers at the time that the amount of such excise tax liability is finally determined, the portion of such income and excise tax payments attributable to the reduction (plus interest on the amount of such repayment at the rate provided on Section 1274(b)(2)(B) of the Code and if the Executive's liability for the excise tax under Section 4999 of the Code for a taxable year is subsequently determined to exceed the amount paid by the Employers pursuant to Section 5, the Employers shall make an additional payment of income and excise taxes in the amount of such excess, as well as the amount of any penalty and interest assessed with respect thereto at the time that the amount of such excess and any penalty and interest is finally determined.



         6. Mitigation; Exclusivity of Benefits.

         (a) The Executive shall not be required to mitigate the amount of any benefits hereunder by seeking other employment or otherwise, nor shall the amount of any such benefits be reduced by any compensation earned by the Executive as a result of employment by another employer after the Date of Termination or otherwise.

         (b) The specific arrangements referred to herein are not intended to exclude any other benefits which may be available to the Executive upon a termination of employment with the Employers pursuant to employee benefit plans of the Employers or otherwise.

         7. Withholding. All payments required to be made by the Employers hereunder to the Executive shall be subject to the withholding of such amounts, if any, relating to tax and other payroll deductions as the Employers may reasonably determine should be withheld pursuant to any applicable law or regulation.

         8. Assignability. The Employers may assign this Agreement and its rights and obligations hereunder in whole, but not in part, to any corporation, bank or other entity with or into which the Employers may hereafter merge or consolidate or to which the Employers may transfer all or substantially all of its assets, if in any such case said corporation, bank or other entity shall by operation of law or expressly in writing assume all obligations of the Employers hereunder as fully as if it had been originally made a party hereto, but may not otherwise assign this Agreement or its rights and obligations hereunder. The Executive may not assign or transfer this Agreement or any rights or obligations hereunder.

         9. Notice. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below:

         To the Employers: WVS Financial Corp.
                           West View Savings Bank
                           9001 Perry Highway
                           Pittsburgh,  Pennsylvania  15237


         To the Executive: Margaret VonDerau
                           202 Greenbriar Drive
                           Cranberry Twp., Pennsylvania   16066

         10. Amendment; Waiver. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and such officer or officers as may be specifically designated by the Board of Directors of the Employers to sign on its behalf. No waiver by any party hereto at any time of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

         11. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the United States where applicable and otherwise by the substantive laws of the Commonwealth of Pennsylvania.

         12. Nature of Obligations. Nothing contained herein shall create or require the Employers to create a trust of any kind to fund any benefits which may be payable hereunder, and to the extent that the Executive acquires a right to receive benefits from the Employers hereunder, such right shall be no greater than the right of any unsecured general creditor of the Employers.

         13. Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

         15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         16. Regulatory Prohibition. Notwithstanding any other provision of this Agreement to the contrary, any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with Section 18(k) of the FDIA (12 U.S.C.ss.1828(k)) and any regulations promulgated thereunder.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.


Attest:                                              WVS FINANCIAL CORP. INC.



/s/ William J. Hoegel                       By:  /s/ Robert C. Sinewe
--------------------------------                 -------------------------------
                                                 Robert C. Sinewe, President and
                                                      Chief Executive Officer


Attest:                                              WEST VIEW SAVINGS BANK




/s/ William J. Hoegel                       By:  /s/ Robert C. Sinewe
--------------------------------                 -------------------------------
                                                 Robert C. Sinewe, President and
                                                     Chief Executive Officer




                                            By:  /s/ Margaret VonDerau
                                                 -------------------------------
                                                 Margaret VonDerau

                                    AGREEMENT

         AGREEMENT, dated this 1st day of July 1997, between WVS Financial Corp. (the "Corporation"), a Pennsylvania-chartered corporation, West View Savings Bank (the "Savings Bank"), a Pennsylvania-chartered savings bank and a
wholly-owned   subsidiary  of  the   Corporation,   and  David  J.  Bursic  (the
"Executive").

                                   WITNESSETH

         WHEREAS, the Executive is presently an officer of the Corporation and/or the Savings Bank (together the "Employers"); and

         WHEREAS, the Employers desire to be ensured of the Executive's continued active participation in the business of the Employers; and

         WHEREAS, in order to induce the Executive to remain in the employ of the Employers and in consideration of the Executive's agreeing to remain in the employ of the Employers, the parties desire to specify the severance benefits which shall be due the Executive in the event that his employment with the Employers is terminated under specified circumstances;

         NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereby agree as follows:

         1. Definitions. The following words and terms shall have the meanings set forth below for the purposes of this Agreement:

         (a) Base  Salary.  "Base  Salary"  shall have the  meaning set forth in
Section 3(a) hereof.

         (b) Cause. Termination of the Executive's employment for "Cause" shall mean termination because of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order or material breach of any provision of the Agreement. For purposes of this paragraph, no act or failure to act on the Executive's part shall be considered "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Employers.

         (c) Change in Control of the Corporation. "Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") or any successor thereto, whether or not the Corporation is registered under Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

         (d) Code. "Code" shall mean the Internal Revenue code of 1986, as amended.

         (e) Date of Termination. "Date of Termination" shall mean (i) if the Executive's employment is terminated for Cause or for Disability, the date specified in the Notice of Termination, and (ii) if the Executive's employment is terminated for any other reason, the date on which a Notice of Termination is given or as specified in such Notice.

         (f) Disability. Termination by the Employers of the Executive's employment based on "Disability" shall mean termination because of any physical or mental impairment which qualifies the Executive for disability benefits under the applicable long-term disability plan maintained by the Employers or any subsidiary or, if no such plan applies, which would qualify the Executive for disability benefits under the Federal Social Security System.

         (g) Good Reason. Termination by the Executive of the Executive's employment for "Good Reason" shall mean termination by the Executive following a Change in Control of the Corporation based on:

                  (i) Without the Executive's express written consent, the failure to elect or to re-elect or to appoint or to re-appoint the Executive to the offices of Vice President, Treasurer and Chief Financial Officer of the Employers or a material adverse change made by the Employers in the Executive's functions, duties or responsibilities as Vice President, Treasurer and Chief Financial Officer of the Employers immediately prior to a Change in Control of the Corporation;


                  (ii) Without the Executive's express written consent, a reduction by the Employers in the Executive's Base Salary as the same may be increased from time to time or, except to the extent permitted by Section 3(b) hereof, a reduction in the package of fringe benefits provided to the Executive, taken as a whole;

                  (iii) The principal executive office of the Employers is relocated outside of the Pittsburgh, Pennsylvania, area or, without the Executive's express written consent, the Employers require the Executive to be based anywhere other that an area in which the Employers' principal executive office is located, except for required travel on business of the Employers to an extent substantially consistent with the Executive's present business travel obligations;

                  (iv) Any purported termination of the Executive's employment for Cause, Disability or Retirement which is not effected pursuant to a Notice of Termination satisfying the requirements of paragraph (j) below; or

                  (v) The failure by the Employers to obtain the assumption of and agreement to perform this Agreement by any successor as contemplated in
Section 9 hereof.

         (h) IRS. IRS shall mean the Internal Revenue Service.

         (i) Notice of Termination. Any purported termination of the Executive's employment by the Employers for any reason, including without limitation for Cause, Disability, or Retirement , or by the Executive for any reason, including without limitation for Good Reason, shall be communicated by written "Notice of Termination" to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a dated notice which (i) indicates the specific termination provision in the Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated, (iii) specifies a Date of Termination, which shall be not less than thirty (30) nor more than ninety (90) days after such Notice of Termination is given, except in the case of the Employers termination of Executive's employment for Cause; and
(iv) is given in the manner specified in Section 10 hereof.

         (j) Parachute Payment. The term "Parachute Payment" has the meaning as set forth in Section 280G of the Code and applicable Treasury regulations (without regard to Section 280(b)(2)(A)(ii) of the Code and the Treasury regulations thereunder).

         (k) Retirement. Termination by the Employers of the Executive's employment based on "Retirement" shall mean voluntary termination by the Employee in accordance with the Employers' retirement policies, including early retirement, generally applicable to their salaried employees.

         2.       Term of Employment.

         (a) The Employers hereby employ the Executive as Vice President, Treasurer and Chief Financial Officer and Executive hereby accepts said employment and agrees to render such services to the Employers on the terms and conditions set forth in this Agreement. The term of employment under this Agreement shall be for three years, commencing on the date of this Agreement and, subject to the requirements of the succeeding sentence, shall be deemed automatically, without further action, to extend for an additional year on each annual anniversary of the date of this Agreement such that at any time the remaining term of this Agreement shall be from two to three years. Prior to the first annual anniversary of the date of this Agreement and each annual anniversary thereafter, the Board of Directors of the Employers shall consider and review (with appropriate corporate documentation thereof, and after taking into account all relevant factors, including the Executive's performance hereunder) extension of the term under this Agreement, and the term shall continue to extend in the manner set forth above unless either the Board of Directors does not approve such extension and provides written notice to the Executive of such event or the Executive gives written notice to the Employers of the Executive's election not to extend the term, in each case with such written notice to be given not less than thirty (30) days prior to any such anniversary date. References herein to the term of this Agreement shall refer both to the initial term and successive terms.

         (b) During the term of this Agreement, the Executive shall perform such executive services for the Employers as may be consistent with his titles and from time to time assigned to him by the Employers' Board of Directors.

         3.       Compensation and Benefits.

         (a) The Employers shall compensate and pay Executive for his services during the term of this Agreement at a minimum base salary of $87,600 per year ("Base Salary"), which may be increased from time to time in such amounts as may be determined by the Board of Directors of the Employers and may not be decreased without the Executive's express written consent. In addition to his Base Salary, the Executive shall be entitled to receive during the term of this Agreement such bonus payments as may be determined by the Board of Directors of the Employers.

         (b) During the term of the Agreement, Executive shall be entitled to participate in and receive the benefits of any pension or other retirement benefit plan, profit sharing, stock option, employee stock ownership, or other plans, benefits and privileges given to employees and executives of the Employers, to the extent commensurate with his then duties and responsibilities, as fixed by the Board of Directors of the Employers. The Employers shall not make any changes in such plans, benefits or privileges which would adversely affect Executive's rights or benefits thereunder, unless such change occurs pursuant to a program applicable to all executive officers of the Employers and does not result in a proportionately greater adverse change in the rights of or benefits to Executive as compared with any other executive officer of the Employers. Nothing paid to Executive under any plan or arrangement presently in effect or made available in the future shall be deemed to be in lieu of the salary payable to Executive pursuant to Section 3(a) hereof.

         (c) During the term of this Agreement, Executive shall be entitled to paid annual vacation in accordance with the policies as established from time to time by the Board of Directors of the Employers, which shall in no event be less than three weeks per annum. Executive shall not be entitled to receive any additional compensation from the Employers for failure to take a vacation, nor shall Executive be able to accumulate unused vacation time from one year to the next, except to the extent authorized by the Board of Directors of the Employers.

         4. Expenses. The Employers shall reimburse Executive or otherwise provide for or pay for all reasonable expenses incurred by Executive in furtherance of, or in connection with the business of the Employers, including, but not by way of limitation, automobile and traveling expenses, and all reasonable entertainment expenses (whether incurred at the Executive's residence, while traveling or otherwise), subject to such reasonable documentation and other limitations as may be established by the Board of Directors of the Employers. If such expenses are paid in the first instance by Executive, the Employers shall reimburse the Executive therefor.

         5.       Termination.

         (a) The Employers shall have the right, at any time upon prior Notice of Termination, to terminate the Executive's employment hereunder for any reason, including without limitation termination for Cause, Disability or Retirement, and Executive shall have the right, upon prior Notice of Termination, to terminate his employment hereunder for any reason.

         (b) In the event (i) Executive's employment is terminated by the Employers for Cause, Disability or Retirement or in the event of the Executive's death, or (ii) Executive terminates his employment hereunder other than for Good Reason, Executive shall have no right pursuant to this Agreement to compensation or other benefits for any period after the applicable Date of Termination.

         (c) In the event that (i) Executive's employment is terminated by the Employers for other than Cause, Disability, Retirement or the Executive's death or (ii) such employment is terminated by the Executive (a) due to a material breach of this Agreement by the Employers, which breach has not been cured within fifteen (15) days after a written notice of non-compliance has been given by the Executive to the Employers, or (b) for Good Reason, then the Employers shall, subject to the provisions of Section 6 hereof, if applicable

         (A) pay to the Executive, in thirty-six (36) equal monthly installments beginning with the first business day of the month following the Date of Termination, a cash severance amount equal to three (3) times the Executive's Base Salary, and

         (B) maintain and provide for a period ending at the earlier of (i) the expiration of the remaining term of employment pursuant hereto prior to the Notice of Termination or (ii) the date of the Executive's full-time employment by another employer (provided that the Executive is entitled under the terms of such employment to benefits substantially similar to those described in this subparagraph (B)), at no cost to the Executive, the Executive's continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which the Executive was entitled to participate immediately prior to the Date of Termination (other than stock option and restricted stock plans of the Employers), provided that in the event that the Executive's participation in any plan, program or arrangement as provided in this subparagraph (B) is barred, or during such period any such plan, program or arrangement is discontinued or the benefits thereunder are materially reduced, the Employers shall arrange to provide the Executive with benefits substantially similar to those which the Executive was entitled to receive under such plans, programs and arrangements immediately prior to the Date of Termination.

         (d) If the Executive becomes liable, in any taxable year, for the payment of an excise tax under Section 4999 of the Code on account of any payments to the Executive pursuant to this Section 5, and the Employers chose not to contest the liability or have exhausted all administrative and judicial appeals contesting the liability, the Employers shall pay the Executive (i) an amount equal to the excise tax for which the Executive is liable under Section 4999 of the Code, (ii) the federal, state, and local income taxes, and interest if any, for which the Executive is liable on account of the payments pursuant to item (i), and (ii) any additional excise tax under Section 4999 of the Code and any federal, state and local income taxes, for which the Executive is liable on account of payments made pursuant to items (i) and (ii).

         (e) This subsection 5(e) applies if the amount of payments to the Executive under subsection 5(d) has not been determined with finality by the exhaustion of administrative and judicial appeals. In such circumstances, the Employers and the Executive shall, as soon as practicable after the event or series of events has occurred giving rise to the imposition of the excise tax, cooperate in determining the amount of the Executive's excise tax liability for purposes of paying the estimated tax. The Executive shall thereafter furnish to the Employers or their successors a copy of each tax return which reflects a liability for an excise tax under Section 4999 of the Code at least 20 days before the date on which such return is required to be filed with the IRS. The liability reflected on such return shall be dispositive for the purposes hereof unless, within 15 days after such notice is given, the Employers furnish the Executive with a letter of the auditors or tax advisor selected by the Employers indicating a different liability or that the matter is not free from doubt under the applicable laws and regulations and the Executive may, in such auditor's or advisor's opinion, cogently take a different position, which shall be set forth in the letter with respect to the payments in question. Such letter shall be addressed to the Executive and state that he is entitled to rely thereon. If the Employers furnish such a letter to the Executive, the position reflected in such letter shall be dispositive for purposes of this Agreement, except as provided in subsection 5(f) below.

         (f) Notwithstanding anything in this Agreement to the contrary, if the Executive's liability for the excise tax under Section 4999 of the Code for a taxable year is subsequently determined to be less than the amount paid by the Employers pursuant to subsection 5(e), the Executive shall repay the Employers at the time that the amount of such excise tax liability is finally determined, the portion of such income and excise tax payments attributable to the reduction (plus interest on the amount of such repayment at the rate provided on Section 1274(b)(2)(B) of the Code and if the Executive's liability for the excise tax under Section 4999 of the Code for a taxable year is subsequently determined to exceed the amount paid by the Employers pursuant to Section 5, the Employers shall make an additional payment of income and excise taxes in the amount of such excess, as well as the amount of any penalty and interest assessed with respect thereto at the time that the amount of such excess and any penalty and interest is finally determined.



         6.       Mitigation; Exclusivity of Benefits.

         (a) The Executive shall not be required to mitigate the amount of any benefits hereunder by seeking other employment or otherwise, nor shall the amount of any such benefits be reduced by any compensation earned by the Executive as a result of employment by another employer after the Date of Termination or otherwise.

         (b) The specific arrangements referred to herein are not intended to exclude any other benefits which may be available to the Executive upon a termination of employment with the Employers pursuant to employee benefit plans of the Employers or otherwise.

         7. Withholding. All payments required to be made by the Employers hereunder to the Executive shall be subject to the withholding of such amounts, if any, relating to tax and other payroll deductions as the Employers may reasonably determine should be withheld pursuant to any applicable law or regulation.

         8. Assignability. The Employers may assign this Agreement and its rights and obligations hereunder in whole, but not in part, to any corporation, bank or other entity with or into which the Employers may hereafter merge or consolidate or to which the Employers may transfer all or substantially all of its assets, if in any such case said corporation, bank or other entity shall by operation of law or expressly in writing assume all obligations of the Employers hereunder as fully as if it had been originally made a party hereto, but may not otherwise assign this Agreement or its rights and obligations hereunder. The Executive may not assign or transfer this Agreement or any rights or obligations hereunder.

         9. Notice. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below:

         To the Employers: WVS Financial Corp.
                           West View Savings Bank
                           9001 Perry Highway
                           Pittsburgh,  Pennsylvania  15237


         To the Executive: David J. Bursic
                           304 Wagon Wheel Trail
                           Wexford, Pennsylvania   15090

         10. Amendment; Waiver. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and such officer or officers as may be specifically designated by the Board of Directors of the Employers to sign on its behalf. No waiver by any party hereto at any time of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

         11. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the United States where applicable and otherwise by the substantive laws of the Commonwealth of Pennsylvania.

         12. Nature of Obligations. Nothing contained herein shall create or require the Employers to create a trust of any kind to fund any benefits which may be payable hereunder, and to the extent that the Executive acquires a right to receive benefits from the Employers hereunder, such right shall be no greater than the right of any unsecured general creditor of the Employers.

         13. Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

         15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         16. Regulatory Prohibition. Notwithstanding any other provision of this Agreement to the contrary, any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with Section 18(k) of the FDIA (12 U.S.C.ss.1828(k)) and any regulations promulgated thereunder.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.


Attest:                                              WVS FINANCIAL CORP. INC.



/s/ William J. Hoegel                       By:   /s/ Robert C. Sinewe
--------------------------------                 -------------------------------
                                                 Robert C. Sinewe, President and
                                                    Chief Executive Officer


Attest:                                              WEST VIEW SAVINGS BANK




/s/ William J. Hoegel                       By:  /s/ Robert C. Sinewe
--------------------------------                 -------------------------------
                                                 Robert C. Sinewe, President and
                                                    Chief Executive Officer




                                            By:  /s/ David J. Bursic
                                                 -------------------------------
                                                 David J. Bursic

                                    AGREEMENT

         AGREEMENT, dated this 1st day of July 1997, between WVS Financial Corp. (the "Corporation"), a Pennsylvania-chartered corporation, West View Savings Bank (the "Savings Bank"), a Pennsylvania-chartered savings bank and a wholly-owned subsidiary of the Corporation, and Edward M. Wielgus (the "Executive").

                                   WITNESSETH

         WHEREAS, the Executive is presently an officer of the Corporation and/or the Savings Bank (together the "Employers"); and

         WHEREAS, the Employers desire to be ensured of the Executive's continued active participation in the business of the Employers; and

         WHEREAS, in order to induce the Executive to remain in the employ of the Employers and in consideration of the Executive's agreeing to remain in the employ of the Employers, the parties desire to specify the severance benefits which shall be due the Executive in the event that his employment with the Employers is terminated under specified circumstances;

         NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereby agree as follows:

         1. Definitions. The following words and terms shall have the meanings set forth below for the purposes of this Agreement:

         (a) Base  Salary.  "Base  Salary"  shall have the  meaning set forth in
Section 3(a) hereof.

         (b) Cause. Termination of the Executive's employment for "Cause" shall mean termination because of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order or material breach of any provision of the Agreement. For purposes of this paragraph, no act or failure to act on the Executive's part shall be considered "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Employers.

         (c) Change in Control of the Corporation. "Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") or any successor thereto, whether or not the Corporation is registered under Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

         (d) Code. "Code" shall mean the Internal Revenue code of 1986, as amended.

         (e) Date of Termination. "Date of Termination" shall mean (i) if the Executive's employment is terminated for Cause or for Disability, the date specified in the Notice of Termination, and (ii) if the Executive's employment is terminated for any other reason, the date on which a Notice of Termination is given or as specified in such Notice.

         (f) Disability. Termination by the Employers of the Executive's employment based on "Disability" shall mean termination because of any physical or mental impairment which qualifies the Executive for disability benefits under the applicable long-term disability plan maintained by the Employers or any subsidiary or, if no such plan applies, which would qualify the Executive for disability benefits under the Federal Social Security System.

         (g) Good Reason. Termination by the Executive of the Executive's employment for "Good Reason" shall mean termination by the Executive following a Change in Control of the Corporation based on:

                  (i) Without the Executive's express written consent, the failure to elect or to re-elect or to appoint or to re-appoint the Executive to the offices of Vice President and Chief Lending Officer of the Employers or a material adverse change made by the Employers in the Executive's functions, duties or responsibilities as Vice President and Chief Lending Officer of the Employers immediately prior to a Change in Control of the Corporation;

                  (ii) Without the Executive's express written consent, a reduction by the Employers in the Executive's Base Salary as the same may be increased from time to time or, except to the extent permitted by Section 3(b) hereof, a reduction in the package of fringe benefits provided to the Executive, taken as a whole;

                  (iii) The principal executive office of the Employers is relocated outside of the Pittsburgh, Pennsylvania, area or, without the Executive's express written consent, the Employers require the Executive to be based anywhere other that an area in which the Employers' principal executive office is located, except for required travel on business of the Employers to an extent substantially consistent with the Executive's present business travel obligations;

                  (iv) Any purported termination of the Executive's employment for Cause, Disability or Retirement which is not effected pursuant to a Notice of Termination satisfying the requirements of paragraph (j) below; or

                  (v) The failure by the Employers to obtain the assumption of and agreement to perform this Agreement by any successor as contemplated in
Section 9 hereof.

         (h) IRS. IRS shall mean the Internal Revenue Service.

         (i) Notice of Termination. Any purported termination of the Executive's employment by the Employers for any reason, including without limitation for Cause, Disability, or Retirement , or by the Executive for any reason, including without limitation for Good Reason, shall be communicated by written "Notice of Termination" to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a dated notice which (i) indicates the specific termination provision in the Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated, (iii) specifies a Date of Termination, which shall be not less than thirty (30) nor more than ninety (90) days after such Notice of Termination is given, except in the case of the Employers termination of Executive's employment for Cause; and
(iv) is given in the manner specified in Section 10 hereof.

         (j) Parachute Payment. The term "Parachute Payment" has the meaning as set forth in Section 280G of the Code and applicable Treasury regulations (without regard to Section 280(b)(2)(A)(ii) of the Code and the Treasury regulations thereunder).

         (k) Retirement. Termination by the Employers of the Executive's employment based on "Retirement" shall mean voluntary termination by the Employee in accordance with the Employers' retirement policies, including early retirement, generally applicable to their salaried employees.

         2. Term of Employment.

         (a) The Employers hereby employ the Executive as Vice President and Chief Lending Officer and Executive hereby accepts said employment and agrees to render such services to the Employers on the terms and conditions set forth in this Agreement. The term of employment under this Agreement shall be for three years, commencing on the date of this Agreement and, subject to the requirements of the succeeding sentence, shall be deemed automatically, without further action, to extend for an additional year on each annual anniversary of the date of this Agreement such that at any time the remaining term of this Agreement shall be from two to three years. Prior to the first annual anniversary of the date of this Agreement and each annual anniversary thereafter, the Board of Directors of the Employers shall consider and review (with appropriate corporate documentation thereof, and after taking into account all relevant factors, including the Executive's performance hereunder) extension of the term under this Agreement, and the term shall continue to extend in the manner set forth above unless either the Board of Directors does not approve such extension and provides written notice to the Executive of such event or the Executive gives written notice to the Employers of the Executive's election not to extend the term, in each case with such written notice to be given not less than thirty
(30) days prior to any such anniversary date. References herein to the term of this Agreement shall refer both to the initial term and successive terms.

         (b) During the term of this Agreement, the Executive shall perform such executive services for the Employers as may be consistent with his titles and from time to time assigned to him by the Employers' Board of Directors.

         3. Compensation and Benefits.

         (a) The Employers shall compensate and pay Executive for his services during the term of this Agreement at a minimum base salary of $80,400 per year ("Base Salary"), which may be increased from time to time in such amounts as may be determined by the Board of Directors of the Employers and may not be decreased without the Executive's express written consent. In addition to his Base Salary, the Executive shall be entitled to receive during the term of this Agreement such bonus payments as may be determined by the Board of Directors of the Employers.

         (b) During the term of the Agreement, Executive shall be entitled to participate in and receive the benefits of any pension or other retirement benefit plan, profit sharing, stock option, employee stock ownership, or other plans, benefits and privileges given to employees and executives of the Employers, to the extent commensurate with his then duties and responsibilities, as fixed by the Board of Directors of the Employers. The Employers shall not make any changes in such plans, benefits or privileges which would adversely affect Executive's rights or benefits thereunder, unless such change occurs pursuant to a program applicable to all executive officers of the Employers and does not result in a proportionately greater adverse change in the rights of or benefits to Executive as compared with any other executive officer of the Employers. Nothing paid to Executive under any plan or arrangement presently in effect or made available in the future shall be deemed to be in lieu of the salary payable to Executive pursuant to Section 3(a) hereof.

         (c) During the term of this Agreement, Executive shall be entitled to paid annual vacation in accordance with the policies as established from time to time by the Board of Directors of the Employers, which shall in no event be less than three weeks per annum. Executive shall not be entitled to receive any additional compensation from the Employers for failure to take a vacation, nor shall Executive be able to accumulate unused vacation time from one year to the next, except to the extent authorized by the Board of Directors of the Employers.

         4. Expenses. The Employers shall reimburse Executive or otherwise provide for or pay for all reasonable expenses incurred by Executive in furtherance of, or in connection with the business of the Employers, including, but not by way of limitation, automobile and traveling expenses, and all reasonable entertainment expenses (whether incurred at the Executive's residence, while traveling or otherwise), subject to such reasonable documentation and other limitations as may be established by the Board of Directors of the Employers. If such expenses are paid in the first instance by Executive, the Employers shall reimburse the Executive therefor.

         5. Termination.

         (a) The Employers shall have the right, at any time upon prior Notice of Termination, to terminate the Executive's employment hereunder for any reason, including without limitation termination for Cause, Disability or Retirement, and Executive shall have the right, upon prior Notice of Termination, to terminate his employment hereunder for any reason.

         (b) In the event (i) Executive's employment is terminated by the Employers for Cause, Disability or Retirement or in the event of the Executive's death, or (ii) Executive terminates his employment hereunder other than for Good Reason, Executive shall have no right pursuant to this Agreement to compensation or other benefits for any period after the applicable Date of Termination.

         (c) In the event that (i) Executive's employment is terminated by the Employers for other than Cause, Disability, Retirement or the Executive's death or (ii) such employment is terminated by the Executive (a) due to a material breach of this Agreement by the Employers, which breach has not been cured within fifteen (15) days after a written notice of non-compliance has been given by the Executive to the Employers, or (b) for Good Reason, then the Employers shall, subject to the provisions of Section 6 hereof, if applicable

         (A) pay to the Executive, in thirty-six (36) equal monthly installments beginning with the first business day of the month following the Date of Termination, a cash severance amount equal to three (3) times the Executive's Base Salary, and

         (B) maintain and provide for a period ending at the earlier of (i) the expiration of the remaining term of employment pursuant hereto prior to the Notice of Termination or (ii) the date of the Executive's full-time employment by another employer (provided that the Executive is entitled under the terms of such employment to benefits substantially similar to those described in this subparagraph (B)), at no cost to the Executive, the Executive's continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which the Executive was entitled to participate immediately prior to the Date of Termination (other than stock option and restricted stock plans of the Employers), provided that in the event that the Executive's participation in any plan, program or arrangement as provided in this subparagraph (B) is barred, or during such period any such plan, program or arrangement is discontinued or the benefits thereunder are materially reduced, the Employers shall arrange to provide the Executive with benefits substantially similar to those which the Executive was entitled to receive under such plans, programs and arrangements immediately prior to the Date of Termination.

         (d) If the Executive becomes liable, in any taxable year, for the payment of an excise tax under Section 4999 of the Code on account of any payments to the Executive pursuant to this Section 5, and the Employers chose not to contest the liability or have exhausted all administrative and judicial appeals contesting the liability, the Employers shall pay the Executive (i) an amount equal to the excise tax for which the Executive is liable under Section 4999 of the Code, (ii) the federal, state, and local income taxes, and interest if any, for which the Executive is liable on account of the payments pursuant to item (i), and (ii) any additional excise tax under Section 4999 of the Code and any federal, state and local income taxes, for which the Executive is liable on account of payments made pursuant to items (i) and (ii).

         (e) This subsection 5(e) applies if the amount of payments to the Executive under subsection 5(d) has not been determined with finality by the exhaustion of administrative and judicial appeals. In such circumstances, the Employers and the Executive shall, as soon as practicable after the event or series of events has occurred giving rise to the imposition of the excise tax, cooperate in determining the amount of the Executive's excise tax liability for purposes of paying the estimated tax. The Executive shall thereafter furnish to the Employers or their successors a copy of each tax return which reflects a liability for an excise tax under Section 4999 of the Code at least 20 days before the date on which such return is required to be filed with the IRS. The liability reflected on such return shall be dispositive for the purposes hereof unless, within 15 days after such notice is given, the Employers furnish the Executive with a letter of the auditors or tax advisor selected by the Employers indicating a different liability or that the matter is not free from doubt under the applicable laws and regulations and the Executive may, in such auditor's or advisor's opinion, cogently take a different position, which shall be set forth in the letter with respect to the payments in question. Such letter shall be addressed to the Executive and state that he is entitled to rely thereon. If the Employers furnish such a letter to the Executive, the position reflected in such letter shall be dispositive for purposes of this Agreement, except as provided in subsection 5(f) below.

         (f) Notwithstanding anything in this Agreement to the contrary, if the Executive's liability for the excise tax under Section 4999 of the Code for a taxable year is subsequently determined to be less than the amount paid by the Employers pursuant to subsection 5(e), the Executive shall repay the Employers at the time that the amount of such excise tax liability is finally determined, the portion of such income and excise tax payments attributable to the reduction (plus interest on the amount of such repayment at the rate provided on Section 1274(b)(2)(B) of the Code and if the Executive's liability for the excise tax under Section 4999 of the Code for a taxable year is subsequently determined to exceed the amount paid by the Employers pursuant to Section 5, the Employers shall make an additional payment of income and excise taxes in the amount of such excess, as well as the amount of any penalty and interest assessed with respect thereto at the time that the amount of such excess and any penalty and interest is finally determined.



         6. Mitigation; Exclusivity of Benefits.

         (a) The Executive shall not be required to mitigate the amount of any benefits hereunder by seeking other employment or otherwise, nor shall the amount of any such benefits be reduced by any compensation earned by the Executive as a result of employment by another employer after the Date of Termination or otherwise.

         (b) The specific arrangements referred to herein are not intended to exclude any other benefits which may be available to the Executive upon a termination of employment with the Employers pursuant to employee benefit plans of the Employers or otherwise.

         7. Withholding. All payments required to be made by the Employers hereunder to the Executive shall be subject to the withholding of such amounts, if any, relating to tax and other payroll deductions as the Employers may reasonably determine should be withheld pursuant to any applicable law or regulation.

         8. Assignability. The Employers may assign this Agreement and its rights and obligations hereunder in whole, but not in part, to any corporation, bank or other entity with or into which the Employers may hereafter merge or consolidate or to which the Employers may transfer all or substantially all of its assets, if in any such case said corporation, bank or other entity shall by operation of law or expressly in writing assume all obligations of the Employers hereunder as fully as if it had been originally made a party hereto, but may not otherwise assign this Agreement or its rights and obligations hereunder. The Executive may not assign or transfer this Agreement or any rights or obligations hereunder.

         9. Notice. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below:

         To the Employers: WVS Financial Corp.
                           West View Savings Bank
                           9001 Perry Highway
                           Pittsburgh,  Pennsylvania  15237


         To the Executive: Edward M. Wielgus
                           150 Richmond Circle
                           Pittsburgh, Pennsylvania   15237

         10. Amendment; Waiver. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and such officer or officers as may be specifically designated by the Board of Directors of the Employers to sign on its behalf. No waiver by any party hereto at any time of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

         11. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the United States where applicable and otherwise by the substantive laws of the Commonwealth of Pennsylvania.

         12. Nature of Obligations. Nothing contained herein shall create or require the Employers to create a trust of any kind to fund any benefits which may be payable hereunder, and to the extent that the Executive acquires a right to receive benefits from the Employers hereunder, such right shall be no greater than the right of any unsecured general creditor of the Employers.

         13. Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

         15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         16. Regulatory Prohibition. Notwithstanding any other provision of this Agreement to the contrary, any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with Section 18(k) of the FDIA (12 U.S.C.ss.1828(k)) and any regulations promulgated thereunder.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.


Attest:                                              WVS FINANCIAL CORP. INC.



/s/ William J. Hoegel                       By:  /s/ Robert C. Sinewe
--------------------------------                 -------------------------------
                                                 Robert C. Sinewe, President and
                                                    Chief Executive Officer


Attest:                                              WEST VIEW SAVINGS BANK




/s/ William J. Hoegel                       By:  /s/ Robert C. Sinewe
--------------------------------                 -------------------------------
                                                 Robert C. Sinewe, President and
                                                    Chief Executive Officer




                                            By:  /s/ Edward M. Wielgus
                                                 -------------------------------
                                                 Edward M. Wielgus